UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2021

Equitrans Midstream Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-38629	83-0516635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Energy Drive Canonsburg, Pennsylvania	15317
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 271-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	ETRN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Mountain Valley Pipeline

Following a comprehensive review of all outstanding stream and wetland crossings across the approximately 300-mile project route for the Mountain Valley Pipeline (MVP), on January 26, 2021, Mountain Valley Pipeline, LLC (the MVP Joint Venture) announced its intention to submit (i) a joint application package to each of the Huntington, Pittsburgh and Norfolk Districts of the U.S. Army Corps of Engineers (Army Corps) that will request an individual permit from the Army Corps to cross certain streams and wetlands utilizing open cut techniques (the Army Corps Individual Permit) and (ii) an application to amend the project’s Certificate of Public Convenience and Necessity (the Certificate) that will seek Federal Energy Regulatory Commission (FERC) authority to cross certain streams and wetlands utilizing alternative trenchless construction methods (collectively, the Announcement).

Equitrans Midstream Corporation (the Company), which will operate the MVP and owned an approximately 46.2% interest in the MVP project as of December 31, 2020, believes this modified approach to seeking authorization to cross all remaining streams and wetlands on the project route, in lieu of continuing to pursue authority under Nationwide Permit 12 and the pending FERC request to amend the Certificate to utilize trenchless construction methods to cross all streams and wetlands for the first 77 miles of the project route, presents the most efficient and effective path to project completion. The Company continues to target a full in-service date for the MVP project in late 2021 at a total project cost of $5.8 billion to $6.0 billion (excluding allowance for funds used during construction).

There are pending legal and regulatory challenges to or otherwise affecting certain aspects of the MVP project that must be resolved before the project can be completed, and the MVP Joint Venture is working to resolve these challenges. In order to complete the project in accordance with the targeted full in-service date and cost, the MVP Joint Venture must, among other things: (i) timely receive the Army Corps Individual Permit, which will require Section 401 water quality certification approvals or waivers from each of the West Virginia Department of Environmental Protection and the Virginia Department of Environmental Quality and certain other state-level approvals; (ii) maintain and, as applicable, timely receive required authorizations, including authorization to proceed with construction, related to the Jefferson National Forest from the Bureau of Land Management, the U.S. Forest Service and the FERC; (iii) timely receive authorization from the FERC to utilize alternative trenchless construction methods for certain stream and wetland crossings; (iv) continue to have available the orders previously issued by the FERC modifying its prior stop work orders and extending the MVP Joint Venture’s prescribed time to complete the MVP project; (v) timely receive authorization from the FERC to complete construction work in the portion of the project route currently remaining subject to the FERC’s previous stop work order; and (vi) continue to be authorized to work under the Biological Opinion and Incidental Take Statement issued by the United States Department of the Interior’s Fish and Wildlife Service for the MVP project, in each case including the continued effectiveness of any such foregoing or other authorizations notwithstanding any pending or future challenge thereto.

The foregoing description of the Announcement is not complete and is qualified in its entirety by reference to the full text of the letter from Mountain Valley Pipeline, LLC to the Army Corps, FERC et al., dated January 26, 2021, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K (Current Report).

The information in this Item 7.01 of this Current Report shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (Securities Act), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

CAUTIONARY STATEMENTS

Disclosures in this Current Report contain certain forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Statements that do not relate strictly to historical or current facts are forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report specifically include the expectations of plans, strategies, objectives, and growth and anticipated financial and operational performance of the Company and its affiliates, including guidance regarding the targeted cost, nature and timing of regulatory approvals and authorizations; and final design and targeted in-service date of the MVP project. These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. The Company has based these forward-looking statements on current expectations and assumptions about future events. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond the Company’s control.  The risks and uncertainties that may affect the operations, performance and results of the Company’s businesses and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, as updated by Part II, Item 1A, “Risk Factors,” of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. The Company assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Letter from Mountain Valley Pipeline, LLC to the Army Corps, FERC et al., dated January 26, 2021.
104	Cover Page Interactive Data File-the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITRANS MIDSTREAM CORPORATION

Date: January 26, 2021	By:	/s/ Kirk R. Oliver
	Name:	Kirk R. Oliver
	Title:	Senior Vice President and Chief Financial Officer